                                                                   EXHIBIT 10.12

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into by and between INLAND RESOURCES INC. (hereinafter referred to as "Employer") and WILLIAM WAR (hereinafter referred to as "Employee").

         WHEREAS, Employer and Employee have entered into that certain Employment Agreement effective October 1, 1999 (the "Agreement"); and

         WHEREAS, Employer and Employee desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer and Employee agree as follows:

         1. AMENDMENT TO SECTION 5 OF AGREEMENT: Section 5 of the Agreement shall be amended by eliminating subsections (c) and (d).

         2. BONUS: Employee shall be paid immediately a bonus of $50,000. On December 31, 2001, Employee shall be paid the additional sum of $25,000. If Employee is no longer employed by Employer on December 31, 2001, the additional sum shall be paid upon the termination of Employee's employment unless such employment was terminated for "cause" as defined in the Agreement.

         3. SEVERANCE PAYMENT: Employer's Severance Policy, dated November 1, 2000, shall apply to Employee and, for purposes of such Severance Policy, Employee shall be considered to have 5+ years of service.

         4. RATIFICATION OF AGREEMENT: Except as provided above in this Amendment, Employer and Employee ratify and confirm the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                        EMPLOYER:


                                        INLAND RESOURCES INC.

                                        By: /s/ Bill I. Pennington
                                            -----------------------------
                                            Bill Pennington

                                        EMPLOYEE:

                                        By: /s/ William War
                                            -----------------------------
                                            William War


                                       2